Exhibit 99.1

Investor Contact: Derek Fiebig (954) 769-2227 fiebigd@autonation.com Media Contact: Lisa Rhodes Ryans (954) 769-4120 publicrelations@autonation.com

AutoNation Reports Second Quarter 2026 Results
•Q2 2026 EPS $5.39 and Adjusted EPS $5.56
•Sixth consecutive quarter of Adjusted EPS growth
•Record After-Sales gross profit; Customer Pay growth 7%
•CFS gross profit per unit up 3%
•AN Finance portfolio growth 50%+, YTD profit up 10X
•Acquired four dealerships, adding attractive scale ($600M revenue), brands, and density
•First half 2026 share repurchases of $457 million, 6%+ reduction of shares

FORT LAUDERDALE, Fla., (July 31, 2026) — AutoNation, Inc. (NYSE: AN) today reported second quarter 2026 revenue of $6.9 billion, a decrease of 1% compared to the same period a year ago. Second quarter 2026 EPS was $5.39, compared to $2.26 a year ago, and second quarter 2026 Adjusted EPS was $5.56, compared to $5.46 a year ago. Reconciliations of non-GAAP financial measures are included in the attached financial tables.

“We are pleased to report another quarter of strong performance, including record profit in After-Sales and continued strength in Customer Financial Services,” said Mike Manley, Chief Executive Officer of AutoNation. “Cash flow was strong, and we deployed significant capital for share repurchases and acquisitions to improve density in existing markets. AutoNation Finance continued to scale, growing the portfolio to $2.7 billion while substantially improving profitability. We are focused on continued execution, attractive cash flow generation, and disciplined capital allocation to consistently generate attractive shareholder returns,” Manley concluded.

Operational Summary
Second quarter 2026 compared to the year-ago period:

Selected GAAP Financial Data
(In millions, except per share data and unit sales)
	Three Months Ended June 30,
	2026	2025	YoY
Revenue	$6,929.8	$6,974.4	-1%
Gross Profit	$1,231.1	$1,275.4	-3%
Operating Income	$319.0	$217.6	47%
Net Income	$182.1	$86.4	111%
Diluted EPS	$5.39	$2.26	138%
Diluted weighted average common shares outstanding	33.8	38.3	-12%

Same-store Revenue	$6,816.5	$6,923.5	-2%
Same-store Gross Profit	$1,207.6	$1,266.5	-5%

Same-store New Vehicle Retail Unit Sales	62,435	65,533	-5%
Same-store Used Vehicle Retail Unit Sales	63,428	68,917	-8%

Selected Non-GAAP Financial Data*
($ in millions, except per share data)
	Three Months Ended June 30,
	2026	2025	YoY
Adjusted Operating Income	$343.1	$369.3	-7%
Adjusted Net Income	$187.8	$209.2	-10%
Adjusted Diluted EPS	$5.56	$5.46	2%
*Reconciliations of non-GAAP financial measures are included in the attached financial tables. 2026 Adjusted Diluted EPS excludes items related to property and store divestitures of $5.7 million after tax.

Year-to-date 2026 compared to the year-ago period:

Selected GAAP Financial Data
(In millions, except per share data and unit sales )
	Six Months Ended June 30,
	2026	2025	YoY
Revenue	$13,481.9	$13,664.8	-1%
Gross Profit	$2,442.2	$2,495.3	-2%
Operating Income	$633.3	$553.6	14%
Net Income	$387.5	$261.9	48%
Diluted EPS	$11.26	$6.73	67%
Diluted weighted average common shares outstanding	34.4	38.9	-12%

Same-store Revenue	$13,206.7	$13,557.4	-3%
Same-store Gross Profit	$2,388.4	$2,476.9	-4%

Same-store New Vehicle Retail Unit Sales	118,682	127,598	-7%
Same-store Used Vehicle Retail Unit Sales	127,312	135,982	-6%

Selected Non-GAAP Financial Data*
($ in millions, except per share data)
	Six Months Ended June 30,
	2026	2025	YoY
Adjusted Operating Income	$654.8	$703.7	-7%
Adjusted Net Income	$352.4	$393.4	-10%
Adjusted Diluted EPS	$10.24	$10.11	1%
*Reconciliations of non-GAAP financial measures are included in the attached financial tables.

Capital Allocation, Liquidity, and Leverage
For the first six months ended June 30, 2026, cash used in operating activities was $48.9 million, auto loans receivable, net, increased $493.6 million, capital expenditures were $126.0 million, and adjusted free cash flow was $439.2 million, or 125% of adjusted net income.

In June 2026, AutoNation acquired a Toyota dealership in the Atlanta area and three Premium Luxury stores in the San Francisco Bay area adding scale and density to these key markets. These acquisitions represent approximately $600 million in annual revenue and 9,700 retail new and used vehicle annual unit sales.

During the first half of 2026, AutoNation repurchased 2.3 million shares for an aggregate purchase price of $457 million or $200.59 per share. Year-to-date through July 29, 2026, AutoNation repurchased 2.3 million shares for an aggregate purchase price of $470 million or $200.46 per share.

As of June 30, 2026, AutoNation had $1.0 billion of liquidity, including $53 million in cash and $0.9 billion of availability under its revolving credit facility, net of commercial paper borrowings. The Company’s covenant leverage ratio was 2.8X at quarter-end (2.7X net of cash), and the Company had $4.4 billion of non-vehicle debt outstanding.

The second quarter conference call may be accessed by telephone at 833-461-5787 (Conference ID: 436930872) at 9:00 a.m. Eastern Time today or on AutoNation’s investor relations website at investors.autonation.com. The webcast will also be made available on AutoNation’s investor relations website following the call under “Events & Presentations.” Finally, additional information regarding AutoNation’s results can be found in the Investor Presentation available on the investor relations website.

About AutoNation, Inc.
AutoNation, one of the largest automotive retailers in the United States, offers innovative products and exceptional services as part of a portfolio of comprehensive solutions for our customers and their automotive needs. With a nationwide network of dealerships strengthened by a recognized brand, we offer a wide variety of new and used vehicles, customer financing, parts, and expert maintenance and repair services. Through DRV PNK, we have raised over $50 million for cancer-related causes, demonstrating our commitment to making a positive difference in the lives of our Associates, Customers, and the communities we serve.

Please visit www.autonation.com, investors.autonation.com, newsroom.autonation.com, and www.x.com/autonation, where AutoNation discloses additional information about the Company, its business, and its results of operations.
NON-GAAP FINANCIAL MEASURES
This news release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company's disclosure, provide a meaningful presentation of the Company's results excluding the impact of items not related to the Company's ongoing core business operations, and improve the period-to-period comparability of the Company's results from its core business operations. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “estimates,” “intends,” “goals,” “targets,” “projects,” “plans,” “believes,” “continues,” “may,” “will,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our strategic initiatives, partnerships, and investments, including AutoNation Finance, statements regarding our expectations for the future performance of our business and the automotive retail industry, including with respect to After-Sales, Customer Financial Services, new and used vehicle volume and profitability, SG&A as a percentage of total gross profit, earnings per share, and shareholder returns, as well as other statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties, and other factors that are difficult to predict and may cause our actual results, performance, or achievements to be materially different from any future results, performance, and achievements expressed or implied by these statements. These risks, uncertainties, and other factors include, among others: economic conditions, including changes in tariffs, unemployment, interest and/or inflation rates, consumer demand, and fuel prices; our ability to implement successfully our strategic acquisitions, initiatives, partnerships, and investments; our ability to maintain or improve gross profit margins; our ability to maintain or gain market share; safety recalls, legal, reputational, and financial risks resulting from cyber incidents and the potential impact on our operating results; the receipt of any insurance or other recoveries in connection with any cyber incidents; our ability to successfully implement and maintain expense controls; our ability to maintain and enhance our retail brands and reputation and to attract consumers to our own digital channels; our ability to acquire and integrate successfully new acquisitions; restrictions imposed by vehicle manufacturers and our ability to obtain manufacturer approval for franchise acquisitions; the success and financial viability and the incentive and marketing programs of vehicle manufacturers and distributors with which we hold franchises; natural disasters and other adverse weather events; the resolution of legal and administrative proceedings; changes in automotive laws and regulations affecting our business, including fuel economy requirements; factors affecting our goodwill and other intangible asset impairment testing; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue:
New vehicle	$3,292.7	$3,396.3	$6,303.7	$6,644.4
Used vehicle	2,011.4	1,985.0	3,975.2	3,907.4
Parts and service	1,263.0	1,221.1	2,483.9	2,385.1
Finance and insurance, net	357.6	367.7	709.6	720.2
Other	5.1	4.3	9.5	7.7
Total revenue	6,929.8	6,974.4	13,481.9	13,664.8
Cost of sales:
New vehicle	3,142.1	3,212.9	6,008.6	6,286.1
Used vehicle	1,896.3	1,859.6	3,738.7	3,657.5
Parts and service	655.9	622.5	1,283.4	1,218.8
Other	4.4	4.0	9.0	7.1
Total cost of sales	5,698.7	5,699.0	11,039.7	11,169.5
Gross profit	1,231.1	1,275.4	2,442.2	2,495.3
AutoNation Finance income	10.7	2.0	20.1	2.1
Selling, general, and administrative expenses	856.3	854.7	1,698.5	1,676.6
Depreciation and amortization	63.5	63.9	126.5	125.7
Goodwill impairment	—	65.3	—	65.3
Franchise rights impairment	—	71.7	—	71.7
Other expense, net(1)	3.0	4.2	4.0	4.5
Operating income	319.0	217.6	633.3	553.6
Non-operating income (expense) items:
Floorplan interest expense	(43.7)	(45.3)	(85.5)	(91.8)
Other interest expense	(49.9)	(46.2)	(97.9)	(88.5)
Other income (loss), net(2)	18.4	12.3	69.6	(0.9)
Income before income taxes	243.8	138.4	519.5	372.4
Income tax provision	61.7	52.0	132.0	110.5
Net income	$182.1	$86.4	$387.5	$261.9

Diluted earnings per share	$5.39	$2.26	$11.26	$6.73
Diluted weighted average common shares outstanding	33.8	38.3	34.4	38.9

Common shares outstanding, net of treasury stock, at period end	33.1	37.7	33.1	37.7

(1)Includes asset impairments and net gains on business/property divestitures.
(2)Includes net gains and losses on minority equity investments, as well as net gains related to changes in the cash surrender value of corporate-owned life insurance for deferred compensation plan participants.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2026	2025	$ Variance	% Variance	2026	2025	$ Variance	% Variance
Revenue:
New vehicle	$3,292.7	$3,396.3	$(103.6)	(3.1)	$6,303.7	$6,644.4	$(340.7)	(5.1)
Retail used vehicle	1,850.1	1,845.0	5.1	0.3	3,669.7	3,637.1	32.6	0.9
Wholesale	161.3	140.0	21.3	15.2	305.5	270.3	35.2	13.0
Used vehicle	2,011.4	1,985.0	26.4	1.3	3,975.2	3,907.4	67.8	1.7
Finance and insurance, net	357.6	367.7	(10.1)	(2.7)	709.6	720.2	(10.6)	(1.5)
Total variable operations	5,661.7	5,749.0	(87.3)	(1.5)	10,988.5	11,272.0	(283.5)	(2.5)
Parts and service	1,263.0	1,221.1	41.9	3.4	2,483.9	2,385.1	98.8	4.1
Other	5.1	4.3	0.8		9.5	7.7	1.8
Total revenue	$6,929.8	$6,974.4	$(44.6)	(0.6)	$13,481.9	$13,664.8	$(182.9)	(1.3)
Gross profit:
New vehicle	$150.6	$183.4	$(32.8)	(17.9)	$295.1	$358.3	$(63.2)	(17.6)
Retail used vehicle	102.1	113.1	(11.0)	(9.7)	207.0	226.1	(19.1)	(8.4)
Wholesale	13.0	12.3	0.7		29.5	23.8	5.7
Used vehicle	115.1	125.4	(10.3)	(8.2)	236.5	249.9	(13.4)	(5.4)
Finance and insurance	357.6	367.7	(10.1)	(2.7)	709.6	720.2	(10.6)	(1.5)
Total variable operations	623.3	676.5	(53.2)	(7.9)	1,241.2	1,328.4	(87.2)	(6.6)
Parts and service	607.1	598.6	8.5	1.4	1,200.5	1,166.3	34.2	2.9
Other	0.7	0.3	0.4		0.5	0.6	(0.1)
Total gross profit	1,231.1	1,275.4	(44.3)	(3.5)	2,442.2	2,495.3	(53.1)	(2.1)
AutoNation Finance income	10.7	2.0	8.7		20.1	2.1	18.0
Selling, general, and administrative expenses	856.3	854.7	(1.6)	(0.2)	1,698.5	1,676.6	(21.9)	(1.3)
Depreciation and amortization	63.5	63.9	0.4		126.5	125.7	(0.8)
Goodwill impairment	—	65.3	65.3		—	65.3	65.3
Franchise rights impairment	—	71.7	71.7		—	71.7	71.7
Other expense, net	3.0	4.2	1.2		4.0	4.5	0.5
Operating income	319.0	217.6	101.4	46.6	633.3	553.6	79.7	14.4
Non-operating income (expense) items:
Floorplan interest expense	(43.7)	(45.3)	1.6		(85.5)	(91.8)	6.3
Other interest expense	(49.9)	(46.2)	(3.7)		(97.9)	(88.5)	(9.4)
Other income (loss), net	18.4	12.3	6.1		69.6	(0.9)	70.5
Income before income taxes	$243.8	$138.4	$105.4	76.2	$519.5	$372.4	$147.1	39.5

Retail vehicle unit sales:
New	63,240	65,847	(2,607)	(4.0)	120,722	128,234	(7,512)	(5.9)
Used	64,521	69,736	(5,215)	(7.5)	130,339	137,736	(7,397)	(5.4)
	127,761	135,583	(7,822)	(5.8)	251,061	265,970	(14,909)	(5.6)

Revenue per vehicle retailed:
New	$52,067	$51,579	$488	0.9	$52,217	$51,815	$402	0.8
Used	$28,674	$26,457	$2,217	8.4	$28,155	$26,406	$1,749	6.6

Gross profit per vehicle retailed:
New	$2,381	$2,785	$(404)	(14.5)	$2,444	$2,794	$(350)	(12.5)
Used	$1,582	$1,622	$(40)	(2.5)	$1,588	$1,642	$(54)	(3.3)
Finance and insurance	$2,799	$2,712	$87	3.2	$2,826	$2,708	$118	4.4
Total variable operations(1)	$4,777	$4,899	$(122)	(2.5)	$4,826	$4,905	$(79)	(1.6)

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	2026 (%)	2025 (%)	2026 (%)	2025 (%)
Revenue mix percentages:
New vehicle	47.5	48.7	46.8	48.6
Used vehicle	29.0	28.5	29.5	28.6
Parts and service	18.2	17.5	18.4	17.5
Finance and insurance, net	5.2	5.3	5.3	5.3
Other	0.1	—	—	—
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	12.2	14.4	12.1	14.4
Used vehicle	9.3	9.8	9.7	10.0
Parts and service	49.3	46.9	49.1	46.7
Finance and insurance	29.0	28.8	29.1	28.9
Other	0.2	0.1	—	—
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.6	5.4	4.7	5.4
Used vehicle - retail	5.5	6.1	5.6	6.2
Parts and service	48.1	49.0	48.3	48.9
Total	17.8	18.3	18.1	18.3
Selling, general, and administrative expenses	12.4	12.3	12.6	12.3
Operating income	4.6	3.1	4.7	4.1
Operating items as a percentage of total gross profit:
Selling, general, and administrative expenses	69.6	67.0	69.5	67.2
Operating income	25.9	17.1	25.9	22.2

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions)

Segment Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2026	2025	$ Variance	% Variance	2026	2025	$ Variance	% Variance
Revenue:
Domestic	$1,793.1	$1,920.5	$(127.4)	(6.6)	$3,509.7	$3,637.9	$(128.2)	(3.5)
Import	2,233.1	2,148.3	84.8	3.9	4,281.2	4,195.6	85.6	2.0
Premium luxury	2,579.7	2,555.8	23.9	0.9	5,021.2	5,132.3	(111.1)	(2.2)
Total Franchised Dealerships	6,605.9	6,624.6	(18.7)	(0.3)	12,812.1	12,965.8	(153.7)	(1.2)
Corporate and other	323.9	349.8	(25.9)	(7.4)	669.8	699.0	(29.2)	(4.2)
Total consolidated revenue	$6,929.8	$6,974.4	$(44.6)	(0.6)	$13,481.9	$13,664.8	$(182.9)	(1.3)

Segment income(1):
Domestic	$74.0	$92.0	$(18.0)	(19.6)	$152.1	$161.0	$(8.9)	(5.5)
Import	123.5	133.4	(9.9)	(7.4)	237.3	259.6	(22.3)	(8.6)
Premium luxury	156.9	180.1	(23.2)	(12.9)	311.7	358.8	(47.1)	(13.1)
Total Franchised Dealerships	354.4	405.5	(51.1)	(12.6)	701.1	779.4	(78.3)	(10.0)
AutoNation Finance income	10.7	2.0	8.7		20.1	2.1	18.0
Corporate and other	(89.8)	(235.2)	145.4		(173.4)	(319.7)	146.3
Add: Floorplan interest expense	43.7	45.3	(1.6)		85.5	91.8	(6.3)
Operating income	$319.0	$217.6	$101.4	46.6	$633.3	$553.6	$79.7	14.4
(1) Segment income for the Domestic, Import, and Premium Luxury reportable segments is a non-GAAP measure and is defined as operating income less floorplan interest expense.

Retail new vehicle unit sales:
Domestic	17,080	19,354	(2,274)	(11.7)	32,938	36,132	(3,194)	(8.8)
Import	30,060	29,748	312	1.0	56,839	57,751	(912)	(1.6)
Premium luxury	16,100	16,745	(645)	(3.9)	30,945	34,351	(3,406)	(9.9)
	63,240	65,847	(2,607)	(4.0)	120,722	128,234	(7,512)	(5.9)

Retail used vehicle unit sales:
Domestic	17,315	19,752	(2,437)	(12.3)	35,222	38,176	(2,954)	(7.7)
Import	22,955	23,392	(437)	(1.9)	45,989	46,547	(558)	(1.2)
Premium luxury	18,213	19,016	(803)	(4.2)	36,387	38,033	(1,646)	(4.3)
Other	6,038	7,576	(1,538)	(20.3)	12,741	14,980	(2,239)	(14.9)
	64,521	69,736	(5,215)	(7.5)	130,339	137,736	(7,397)	(5.4)

Brand Mix - Retail New Vehicle Units Sold	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026 (%)	2025 (%)	2026 (%)	2025 (%)
Domestic:
Ford, Lincoln	11.9	12.9	11.9	12.1
Chevrolet, Buick, Cadillac, GMC	10.0	11.3	10.2	11.0
Chrysler, Dodge, Jeep, Ram	5.1	5.2	5.2	5.1
Domestic total	27.0	29.4	27.3	28.2
Import:
Toyota	23.5	21.2	23.1	20.7
Honda	12.7	12.8	12.5	12.7
Hyundai	3.5	3.5	3.4	3.5
Subaru	3.7	3.3	3.8	3.7
Other Import	4.1	4.4	4.3	4.4
Import total	47.5	45.2	47.1	45.0
Premium Luxury:
Mercedes-Benz	8.7	8.5	8.9	9.1
BMW	8.8	8.3	8.7	8.7
Lexus	3.1	3.5	3.1	3.5
Audi	1.7	1.6	1.7	1.9
Jaguar Land Rover	1.8	1.9	1.9	2.0
Other Premium Luxury	1.4	1.6	1.3	1.6
Premium Luxury total	25.5	25.4	25.6	26.8
	100.0	100.0	100.0	100.0

AutoNation Finance	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	$ Variance	2026	2025	$ Variance
Interest margin:
Interest and fee income	$68.6	$48.6	$20.0	$131.3	$90.5	$40.8
Interest expense	(27.1)	(17.8)	(9.3)	(51.5)	(31.7)	(19.8)
Total interest margin	41.5	30.8	10.7	79.8	58.8	21.0
Provision for credit losses	(20.1)	(19.2)	(0.9)	(39.6)	(38.1)	(1.5)
Total interest margin after provision for loan losses	21.4	11.6	9.8	40.2	20.7	19.5
Direct expenses(1)	(10.7)	(9.6)	(1.1)	(20.1)	(18.6)	(1.5)
AutoNation Finance income	$10.7	$2.0	$8.7	$20.1	$2.1	$18.0

(1) Direct expenses are comprised primarily of compensation expense and loan administration costs incurred by our auto finance company.

 AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions)

Capital Allocation	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Capital expenditures	$69.6	$79.0	$126.0	$154.2
Cash paid for acquisitions, net of cash acquired	$316.5	$—	$316.5	$69.6
Cash received from divestitures, net of cash relinquished	$4.7	$—	$17.4	$—
Stock repurchases:
Aggregate purchase price(1)	$157.0	$29.0	$457.0	$253.8
Shares repurchased (in millions)	0.8	0.2	2.3	1.5

New Vehicle Floorplan Assistance and Expense	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	Variance	2026	2025	Variance
Floorplan assistance earned (included in cost of sales)	$33.9	$34.7	$(0.8)	$64.3	$65.8	$(1.5)
New vehicle floorplan interest expense	(42.0)	(43.6)	1.6	(82.0)	(87.6)	5.6
Net new vehicle inventory carrying expense	$(8.1)	$(8.9)	$0.8	$(17.7)	$(21.8)	$4.1

Balance Sheet and Other Highlights	June 30, 2026	December 31, 2025	June 30, 2025
Cash and cash equivalents	$53.3	$58.6	$62.9
Inventory	$3,738.1	$3,404.9	$3,445.6
Floorplan notes payable	$4,058.9	$3,828.3	$3,655.9
Auto loans receivable, net	$2,589.1	$2,140.2	$1,702.4
Non-recourse debt	$2,417.2	$1,944.6	$1,464.6
Non-vehicle debt	$4,427.3	$3,979.5	$3,764.6
Equity	$2,259.1	$2,341.1	$2,469.5

New days supply (industry standard of selling days)	53 days	45 days	49 days
Used days supply (trailing calendar month days)	38 days	38 days	39 days

Key Credit Agreement Covenant Compliance Calculations (2)
Leverage ratio		2.77x
Covenant	less than or equal to	3.75x

Interest coverage ratio		4.67x
Covenant	greater than or equal to	3.00x

(1) Excludes excise taxes imposed under Inflation Reduction Act.
(2) Calculated in accordance with our credit agreement as filed with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations(1)
	Three Months Ended June 30,
	Operating Income		Income Before Income Taxes		Income Tax Provision(2)		Effective Tax Rate		Net Income		Diluted Earnings Per Share(3)
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
As reported	$319.0	$217.6	$243.8	$138.4	$61.7	$52.0	25.3%	37.6%	$182.1	$86.4	$5.39	$2.26
Increase in compensation expense related to market valuation changes in deferred compensation obligations(4)	16.8	10.4	—	—	—	—			—	—	$—	$—
Goodwill, franchise rights, and other asset impairments(5)	—	141.3	—	141.3	—	18.5			—	122.8	$—	$3.21
Items related to property and store divestitures:
Asset impairments, net of gains on sales	3.2	—	3.2	—	0.8	—			2.4	—	$0.07	$—
Loss from operations of terminated stores	4.1	—	4.3	—	1.0	—			3.3	—	$0.10	$—
Adjusted	$343.1	$369.3	$251.3	$279.7	$63.5	$70.5	25.3%	25.2%	$187.8	$209.2	$5.56	$5.46

	Three Months Ended June 30,
	SG&A		SG&A as a Percentage of Gross Profit (%)
	2026	2025	2026	2025
As reported	$856.3	$854.7	69.6	67.0
Excluding:
Increase in compensation expense related to market valuation changes in deferred compensation obligations	16.8	10.4
Adjusted	$839.5	$844.3	68.2	66.2

(1)	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.
(2)	Tax expense is determined based on the amount of additional taxes or tax benefits associated with each individual item.
(3)	Diluted earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.
(4)	Increases in deferred compensation obligations, which are recorded in SG&A, are substantially offset by corresponding gains related to changes in the cash surrender value of corporate-owned life insurance ("COLI") for deferred compensation plan participants as a result of changes in market performance of the underlying investments; therefore, the net impact to net income and earnings per share is de minimis. Gains related to the COLI are recorded in non-operating Other Income (Loss), Net.
(5)	Primarily comprised of franchise rights impairment of $71.7 million, goodwill impairment of $65.3 million, and other intangible asset impairments of $4.3 million.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations(1)
	Six Months Ended June 30,
	Operating Income		Income Before Income Taxes		Income Tax Provision(2)		Effective Tax Rate		Net Income		Diluted Earnings Per Share(3)
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
As reported	$633.3	$553.6	$519.5	$372.4	$132.0	$110.5	25.4%	29.7%	$387.5	$261.9	$11.26	$6.73
Increase in compensation expense related to market valuation changes in deferred compensation obligations(4)	14.2	8.8	—	—	—	—			—	—	$—	$—
Goodwill, franchise rights, and other asset impairments(5)	—	141.3	—	141.3	—	18.5			—	122.8	$—	$3.16
Net (gain) loss on equity investments	—	—	(54.0)	11.5	(13.2)	2.8			(40.8)	8.7	$(1.19)	$0.22
Items related to property and store divestitures:
Asset impairments, net of gains on sales	3.2	—	3.2	—	0.8	—			2.4	—	$0.07	$—
Loss from operations of terminated stores	4.1	—	4.3	—	1.0	—			3.3	—	$0.10	$—
Adjusted	$654.8	$703.7	$473.0	$525.2	$120.6	$131.8	25.5%	25.1%	$352.4	$393.4	$10.24	$10.11

	Six Months Ended June 30,
	SG&A		SG&A as a Percentage of Gross Profit (%)
	2026	2025	2026	2025
As reported	$1,698.5	$1,676.6	69.5	67.2
Excluding:
Increase in compensation expense related to market valuation changes in deferred compensation obligations	14.2	8.8
Adjusted	$1,684.3	$1,667.8	69.0	66.8

(1)	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.
(2)	Tax expense is determined based on the amount of additional taxes or tax benefits associated with each individual item.
(3)	Diluted earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.
(4)	Increases in deferred compensation obligations, which are recorded in SG&A, are substantially offset by corresponding gains related to changes in the cash surrender value of corporate-owned life insurance ("COLI") for deferred compensation plan participants as a result of changes in market performance of the underlying investments; therefore, the net impact to net income and earnings per share is de minimis. Gains related to the COLI are recorded in non-operating Other Income (Loss), Net.
(5)	Primarily comprised of franchise rights impairment of $71.7 million, goodwill impairment of $65.3 million, and other intangible asset impairments of $4.3 million.

Free Cash Flow	Six Months Ended June 30,
	2026	2025
Net cash provided by (used in) operating activities	$(48.9)	$(230.3)
Net proceeds from vehicle floorplan - non-trade	120.5	83.1
Increase in auto loans receivable, net	493.6	695.0
Adjusted cash provided by operating activities	565.2	547.8
Purchases of property and equipment	(126.0)	(154.2)
Adjusted free cash flow	$439.2	$393.6
Adjusted net income	$352.4	$393.4
Adjusted free cash flow conversion %	125	100

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2026	2025	$ Variance	% Variance	2026	2025	$ Variance	% Variance
Revenue:
New vehicle	$3,246.3	$3,381.6	$(135.3)	(4.0)	$6,191.9	$6,614.1	$(422.2)	(6.4)
Retail used vehicle	1,814.7	1,827.2	(12.5)	(0.7)	3,581.2	3,598.8	(17.6)	(0.5)
Wholesale	158.8	138.6	20.2	14.6	298.8	267.2	31.6	11.8
Used vehicle	1,973.5	1,965.8	7.7	0.4	3,880.0	3,866.0	14.0	0.4
Finance and insurance, net	351.6	365.4	(13.8)	(3.8)	695.0	715.1	(20.1)	(2.8)
Total variable operations	5,571.4	5,712.8	(141.4)	(2.5)	10,766.9	11,195.2	(428.3)	(3.8)
Parts and service	1,239.9	1,206.5	33.4	2.8	2,430.2	2,354.6	75.6	3.2
Other	5.2	4.2	1.0		9.6	7.6	2.0
Total revenue	$6,816.5	$6,923.5	$(107.0)	(1.5)	$13,206.7	$13,557.4	$(350.7)	(2.6)

Gross profit:
New vehicle	$147.3	$182.9	$(35.6)	(19.5)	$288.6	$357.3	$(68.7)	(19.2)
Retail used vehicle	100.7	111.9	(11.2)	(10.0)	203.8	224.0	(20.2)	(9.0)
Wholesale	13.3	12.6	0.7		29.8	24.3	5.5
Used vehicle	114.0	124.5	(10.5)	(8.4)	233.6	248.3	(14.7)	(5.9)
Finance and insurance	351.6	365.4	(13.8)	(3.8)	695.0	715.1	(20.1)	(2.8)
Total variable operations	612.9	672.8	(59.9)	(8.9)	1,217.2	1,320.7	(103.5)	(7.8)
Parts and service	594.0	593.5	0.5	0.1	1,170.6	1,155.4	15.2	1.3
Other	0.7	0.2	0.5		0.6	0.8	(0.2)
Total gross profit	$1,207.6	$1,266.5	$(58.9)	(4.7)	$2,388.4	$2,476.9	$(88.5)	(3.6)

Retail vehicle unit sales:
New	62,435	65,533	(3,098)	(4.7)	118,682	127,598	(8,916)	(7.0)
Used	63,428	68,917	(5,489)	(8.0)	127,312	135,982	(8,670)	(6.4)
	125,863	134,450	(8,587)	(6.4)	245,994	263,580	(17,586)	(6.7)

Revenue per vehicle retailed:
New	$51,995	$51,601	$394	0.8	$52,172	$51,835	$337	0.7
Used	$28,610	$26,513	$2,097	7.9	$28,129	$26,465	$1,664	6.3

Gross profit per vehicle retailed:
New	$2,359	$2,791	$(432)	(15.5)	$2,432	$2,800	$(368)	(13.1)
Used	$1,588	$1,624	$(36)	(2.2)	$1,601	$1,647	$(46)	(2.8)
Finance and insurance	$2,794	$2,718	$76	2.8	$2,825	$2,713	$112	4.1
Total variable operations(1)	$4,764	$4,910	$(146)	(3.0)	$4,827	$4,918	$(91)	(1.9)

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	2026 (%)	2025 (%)	2026 (%)	2025 (%)
Revenue mix percentages:
New vehicle	47.6	48.8	46.9	48.8
Used vehicle	29.0	28.4	29.4	28.5
Parts and service	18.2	17.4	18.4	17.4
Finance and insurance, net	5.2	5.3	5.3	5.3
Other	—	0.1	—	—
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	12.2	14.4	12.1	14.4
Used vehicle	9.4	9.8	9.8	10.0
Parts and service	49.2	46.9	49.0	46.6
Finance and insurance	29.1	28.9	29.1	28.9
Other	0.1	—	—	0.1
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.5	5.4	4.7	5.4
Used vehicle - retail	5.5	6.1	5.7	6.2
Parts and service	47.9	49.2	48.2	49.1
Total	17.7	18.3	18.1	18.3